Exhibit 10.11

THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO FAMILY ROOM ENTERTAINMENT CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

AMENDMENT NO.1 TO CONVERTIBLE NOTE              $111,000

Amendment No. 1 dated as of October 8, 2003 (this " Amendmen t"), to the Convertible Note dated as of September 5, 2003 (the "Note"), issued by Family Room Entertainment Corporation, a New Mexico corporation (the " Company "), to Churchill Capital Group (the "Investor"). Unless otherwise defined herein, capitalized terms used in this Amendment and not otherwise defined shall have the meanings assigned to them in the Note.

WHEREAS, the Company issued a Note to the Investor; and

WHEREAS, the parties hereto desire to amend the Note pursuant to the terms set forth herein.

NOW, THEREFORE, for good and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Article II, Conversion Rights of the Convertible Note is hereby amended and restated as follows:

ARTICLE II

CONVERSION RIGHTS

The Holder shall have the right to convert the principal due under this Note into Shares of the Borrower's Common Stock, $.10 par value per share ("Common Stock") as set forth below.

2.1.   Conversion into the Borrower's Common Stock .

(a)   The Holder shall have the right from and after the date of the issuance of this Note and then at any time until this Note is fully paid, to convert any outstanding and unpaid principal portion of this Note, and accrued interest, at the election of the Holder (the date of giving of such notice of conversion being a "Conversion Date") into fully paid and nonassessable shares of Common Stock as such stock exists on the date of issuance of this Note, or any shares of capital stock of Borrower into which such Common Stock shall hereafter be changed or reclassified, at the conversion price as defined in Section 2.1(b) hereof (the "Conversion Price"), determined as provided herein. Upon delivery to the Borrower of a Notice of Conversion as described in Section 7 of the Subscription Agreement of the Holder's written request for conversion, Borrower shall issue and deliver to the Holder within three business days from the Conversion Date ("Delivery Date") that number of shares of Common Stock for the portion of the Note converted in accordance with the foregoing. At the election of the Holder, the Borrower will deliver accrued but unpaid interest on the Note in the manner provided in Section 1.3 through the Conversion Date directly to the Holder on or before the Delivery Date (as defined in the Subscription Agreement). The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing that portion of the principal of the Note and interest to be converted, by the Conversion Price.

  Subject to adjustment as provided in Section 2.1(c) hereof, the Conversion Price per share shall be $.07 ("Maximum Base Price").

(c)   The Maximum Base Price and number and kind of shares or other securities to be issued upon conversion determined pursuant to Section 2.1(a), shall be subject to adjustment from time to time upon the happening of certain events while this conversion right remains outstanding, as follows:

A.   Merger, Sale of Assets, etc. If the Borrower at any time shall consolidate with or merge into or sell or convey all or substantially all its assets to any other corporation, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase such number and kind of shares or other securities and property as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance, upon or with respect to the securities subject to the conversion or purchase right immediately prior to such consolidation, merger, sale or conveyance. The foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor or purchaser. Without limiting the generality of the foregoing, the anti-dilution provisions of this Section shall apply to such securities of such successor or purchaser after any such consolidation, merger, sale or conveyance.

B.   Reclassification, etc. If the Borrower at any time shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.
C.   Stock Splits, Combinations and Dividends. If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock, the Conversion Price shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

D.   Share Issuance. So long as this Note is outstanding, if the Borrower shall issue any shares of Common Stock except for the employee stock options, or in connection with the exercise of Warrants, options or upon the conversion of convertible instruments outstanding on the issue date of this Note and as described in the Borrower’s Reports (as defined in the Subscription Agreement) for a consideration less than the Fair Market Value (as defined in Section 2(c)(E) below) for such shares at the time of such issue, then, and thereafter successively upon each such issue, the Conversion Price shall be reduced as follows: (i) the number of shares of Common Stock outstanding immediately prior to such issue shall be multiplied by the Conversion Price in effect at the time of such issue and the product shall be added to the aggregate consideration, if any, received by the Borrower upon such issue of additional shares of Common Stock; and (ii) the sum so obtained shall be divided by the number of shares of Common Stock outstanding immediately after such issue. The resulting quotient shall be the adjusted Conversion Price. For purposes of this adjustment, the issuance of any security of the Borrower carrying the right to convert such security into shares of Common Stock or of any warrant, right or option to purchase Common Stock shall result in an adjustment to the Conversion Price upon the issuance of shares of Common Stock upon exercise of such conversion or purchase rights.

E.   For purposes of Section 2.1(c)(D) above, Fair Market Value of a share of Common Stock as of a particular date (the "Determination Date") shall mean the Fair Market Value of a share of the Borrower's Common Stock. Fair Market Value of a share of Common Stock as of a Determination Date shall mean:
(a)   If the Borrower's Common Stock is traded on an exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") National Market System, the NASDAQ SmallCap Market or the American Stock Exchange, Inc., then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date.
(b)   If the Borrower's Common Stock is not traded on an exchange or on the NASDAQ National Market System, the NASDAQ SmallCap Market or the American Stock Exchange, Inc., but is traded in the over-the-counter market, then the mean of the closing bid and asked prices reported for the last business day immediately preceding the Determination Date.
(c)   Except as provided in clause (d) below, if the Borrower's Common Stock is not publicly traded, then as the Holder and the Borrower agree or in the absence of agreement by arbitration in accordance with the rules then standing of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided.
(d)   If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Borrower's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of all of the Warrants are outstanding at the Determination Date.

F.   In the event the closing trading price of the Common Stock as reported by Bloomberg L.P. for the OTC Bulletin Board for any ten (10) consecutive rolling trading days ("Ten Day Period") is less than $.10, the Holder may exercise the Mandatory Redemption rights described in Section 7.2 of the Subscription Agreement in connection with the Note principal and interest outstanding on the last trading day of the Ten Day Period. The Holder’s rights will be identical to the Mandatory Redemption rights of the Subscriber set forth in Section 7.2 of the Subscription Agreement except that (i) the Mandatory Redemption Payment shall be equal to the outstanding Note principal and accrued interest multiplied by one hundred and twenty percent (120%), (ii) the Borrower may pay such Mandatory Redemption Payment with Common Stock of the Borrower provided such Common Stock is registered for unrestricted resale by the Holder, in an effective Registration Statement (as defined in the Subscription Agreement). In the event the Mandatory Redemption Payment is paid by the Borrower is registered Common Stock the per share value of such Common Stock shall be the lesser of the closing bid price of the Common Stock as reported by Bloomberg, L.P. for the tenth trading day of the Ten Day Period or the trading day immediately preceding the actual delivery date of such Common Stock. In no event may the Borrower pay any portion of a Mandatory Redemption Payment with an amount of Common Stock which would be in excess of the maximum conversion amount described in Section 2.3 of this Note. In the event the closing trading price for the Common Stock is equal to or greater than $.10 for a Ten Day Period, then the Holder may not exercise its rights under this Section 2.1(c)F after the tenth trading day of such Ten Day Period unless and until there is a subsequent Ten Day Period wherein the closing trading price of the Common Stock is less than $.10.

(d)   Whenever the Conversion Price is adjusted pursuant to Section 2.1(c) above, the Borrower shall promptly mail to the Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(e)   During the period the conversion right exists, Borrower will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the full conversion of this Note. Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. Borrower agrees that its issuance of this Note shall constitute full authority to its officers, agents, and transfer agents who are charged with the duty of executing and issuing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Note.

(f)   The terms of this Note are modifiable by the Holder pursuant to but not limited to Section 12(c) of the Subscription Agreement.

2.2   Method of Conversion . This Note may be converted by the Holder in whole or in part as described in Section 2.1(a) hereof and the Subscription Agreement. Upon partial conversion of this Note, a new Note containing the same date and provisions of this Note shall, at the request of the Holder, be issued by the Borrower to the Holder for the principal balance of this Note and interest which shall not have been converted or paid.

2.3   Maximum Conversion . The Holder shall not be entitled to convert on a Conversion Date that amount of the Note in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on a Conversion Date, (ii) any Common Stock issuable in connection with the unconverted portion of the Note, and (iii) the number of shares of Common Stock issuable upon the conversion of the Note with respect to which the determination of this provision is being made on a Conversion Date, which would result in beneficial ownership by the Holder and its affiliates of more than 9.99% of the outstanding shares of Common Stock of the Borrower on such Conversion Date. For the purposes of the provision to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Holder shall not be limited to aggregate conversions of only 9.99% and aggregate conversion by the Holder may exceed 9.99%. The Holder shall have the authority and obligation to determine whether the restriction contained in this Section 2.3 will limit any conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the Notes are convertible shall be the responsibility and obligation of the Holder. The Holder may void the conversion limitation described in this Section 2.3 upon and effective after 61 days prior written notice to the Borrower. The Holder may allocate which of the equity of the Borrower deemed beneficially owned by the Holder shall be included in the 9.99% amount described above and which shall be allocated to the excess above 9.99%.

Section 2. Except as expressly amended hereby, all terms, conditions and provisions of the Purchase Agreement shall remain unchanged and in full force and effect and are ratified and reaffirmed in all respects, and all references to the "Agreement" contained therein shall be deemed to refer to the Purchase Agreement as amended by this Amendment.

Section 3. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Amendment.

Section 4. This Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of California without regard to the principles of conflicts of law thereof.

Section 5. This Amendment shall inure to the benefit of and be binding upon the party hereto and his respective successors and permitted assigns under the Notet.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Convertible Note to be duly executed by their respective authorized persons as of the date first indicated above.

IN WITNESS WHEREOF , Borrower has caused this Note to be signed in its name by an authorized officer on this ____ day of October, 2003.

FAMILY ROOM ENTERTAINMENT CORPORATION

/s/ George Furla
By:________________________________
Name: George Furla
Title: CEO and President

WITNESS:

_______________________________

NOTICE OF CONVERSION

(To be executed by the Registered Holder in order to convert the Note)

The undersigned hereby elects to convert $_________ of the principal and $_________ of the interest due on the Note issued by FAMILY ROOM ENTERTAINMENT CORPORATION on August 21, 2003 into Shares of Common Stock of FAMILY ROOM ENTERTAINMENT CORPORATION (the "Company") according to the conditions set forth in such Note, as of the date written below.

Date of Conversion:____________________________________________________________________

Conversion Price:______________________________________________________________________

Shares To Be Delivered:_________________________________________________________________

Signature:____________________________________________________________________________

Print Name:__________________________________________________________________________

Address:_____________________________________________________________________________

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